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                                                                    EXHIBIT 99.1

                      WRITTEN STATEMENT OF CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended March 28, 2003 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Dated: May 8, 2003                      /s/ Joseph H. Moglia
                                        ------------------------------------
                                        Joseph H. Moglia
                                        Chief Executive Officer



Dated: May 8, 2003                      /s/ John R. MacDonald
                                        ------------------------------------
                                        John R. MacDonald
                                        Executive Vice President,
                                        Chief Financial Officer
                                        and Treasurer